                            . BT INVESTMENT FUNDS .

                    BT Investment Lifecycle Short Range Fund

                     BT Investment Lifecycle Mid Range Fund

                    BT Investment Lifecycle Long Range Fund


A family of asset allocation funds, each investing in stocks, bonds and short-term instruments to achieve a distinct goal.
                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 June 30, 1998
                           As Revised April 12, 1999

BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund (each a "Fund" and together the "Funds") that you should know and can refer to in deciding whether the Funds' goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Funds' Service Agent at 1-800-730-1313. The SAI, material incor-porated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

Unlike other mutual funds, each Fund seeks to achieve its investment objectives by investing all of its investable assets ("Assets") in a separate investment company (each a "Portfolio" and together the "Portfolios") with an identical investment objective. The investment performance of each Fund will correspond directly to the investment performance of the corresponding Portfolio. See "Special Information Concerning Master Feeder Fund Structure" herein.

Bankers Trust Company ("Bankers Trust") is the investment adviser (the "Advis-er") of each Portfolio. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bankers Trust or any other banking or depository institution. Shares are not federally guaranteed or insured by the Federal Deposit Insurance Corporation, the U.S. government, the Federal Reserve Board or any other agency and are subject to investment risk, including the possible loss of the principal amount invested.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ICC DISTRIBUTORS, INC.
                 Two Portland Square . Portland, Maine . 04101

--------------------------------------------------------------------------------
TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            PAGE
--------------------------------------------------------------------------------
The Funds...................................................................   3

Who May Want to Invest......................................................   3

Summary of Fund Expenses....................................................   4

Financial Highlights........................................................   5

Investment Objectives and Policies..........................................   7

Risk Factors: Matching the Fund to Your Investment Needs....................  10

Net Asset Value.............................................................  13

Purchase and Redemption of Shares...........................................  13

Dividends, Distributions and Taxes..........................................  17

Performance Information and Reports.........................................  18

Management of the Trust and Portfolios......................................  19

Additional Information......................................................  22

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE FUNDS
-------------------------------------------------------------------------------
Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. The Funds' investment objectives are as follows:

 . BT Investment Lifecycle Short Range Fund -- seeks high income over the long term consistent with conservation of capital.

 . BT Investment Lifecycle Mid Range Fund -- seeks long term capital growth, current income, and growth of income, consistent with reasonable investment risk.

 . BT Investment Lifecycle Long Range Fund -- seeks high total return with reduced risk over the long term.

The Trust seeks to achieve the investment objective of each Fund by investing all of the Assets of the Fund in the corresponding Portfolio. Each Portfolio has the same investment objective as the corresponding Fund.

-------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
-------------------------------------------------------------------------------

The Funds are designed to make investing for your future easy. Each Fund is diversified across stocks, bonds, and short-term instruments; each Fund is professionally managed by a team of Bankers Trust experts; and each Fund is specially designed to meet the investment objectives of investors at different points in the wealth accumulation cycle. Thus, investing in the Funds is eas-ier than typical mutual funds, since with the Funds the worry of deciding how much to put in stocks or bonds is left to professionals. All you decide is how long it will be until you need your savings.

 . BT Investment Lifecycle Short Range Fund: This Fund is designed for invest-ors with less than five years until they need their savings. Since the Fund seeks high income over the long term, it may be appropriate for investors who need current income rather than capital growth and who are not willing to ride out market fluctuations.

 . BT Investment Lifecycle Mid Range Fund: This Fund is designed for investors who will not need their savings for at least five years. Since the Fund seeks long term capital growth, current income, and growth of income, it may be appropriate for investors who can tolerate some short-term market value fluctuation, but who also need the added stability of share value that can be derived from investing for income.

 . BT Investment Lifecycle Long Range Fund: This Fund is designed for investors who have more than ten years until they will need their savings. In other words, since the Fund seeks high total return with reduced risk over the long term, the Fund is appropriate for investors who are willing to ride out market fluctuations.

-------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of the shares of each Fund, and the annual operating expenses of each Fund and its corresponding Portfolio, as a percentage of average net assets of each Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund.

The Trustees of the Trust believe that the expenses of each Fund and expenses of the corresponding Portfolio, in the aggregate, will be less than or approx-imately equal to the expenses which each Fund would incur if the Trust retained the services of an investment adviser and the Assets of that Fund were invested directly in the type of securities being held by the correspond-ing Portfolio.

-------------------------------------------------------------------------------
                             BT Investment BT Investment BT Investment
                               Lifecycle     Lifecycle     Lifecycle
                              Short Range    Mid Range    Long Range
                                 Fund          Fund          Fund
                             ------------- ------------- -------------
Annual Operating Expenses

(as a percentage of the
average daily net assets of
each Fund)
---------------------------
Investment advisory fee
 (after waivers)...........      0.47%         0.49%         0.51%
12b-1 fees.................      None          None          None
Other expenses (after
 reimbursements or
 waivers)..................      0.53          0.51          0.49
                                 ----          ----          ----
Total operating expenses
 (after reimbursements or
 waivers)..................      1.00%         1.00%         1.00%
                                 ----          ----          ----

Example:                        1 year        3 years       5 years    10 years
--------                        ------        -------       -------    --------
You would pay the following
 expenses for each Fund on
 a $1,000 investment,
 assuming (1) 5% annual
 return and (2) redemption
 at the end of each time
 period....................      $ 10          $ 32          $ 55        $122
-------------------------------------------------------------------------------

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of each of the Funds. Bankers Trust has voluntarily agreed to waive a portion of its invest-ment advisory fee with respect to the Portfolios. Without such waivers, each Portfolio's investment advisory fee would have been equal to 0.65% of the Portfolio's average daily net assets. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 1.00% of the Fund's average net assets. In the absence of this undertaking, for the fiscal year ended March 31, 1998 "Total operating expenses" above of the BT Invest-ment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund, and corresponding Portfolios, would have been equal to approximately 1.58%, 1.48% and 1.45%, respectively, of each Fund's average net assets. The example should not be considered a representa-tion of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Funds are distributed by ICC Distributors, Inc. ("ICC," or the "Distribu-tor") to investors including customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder ser-vicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by each Fund and may charge their customers a direct fee for their services, including transaction fees on purchases and redemptions of Fund shares. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Funds and the Portfo-lios, see "Management of the Trust and Portfolios" herein.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following tables show selected data for a share outstanding, total invest-ment return, ratios to average net assets and other supplemental data of the Funds for the periods indicated and have been audited by
PriceWaterhouseCoopers LLP, the Funds' independent accountants, whose report thereon appears in the Funds' Annual Report which is incorporated by reference in the Funds' SAI.
-------------------------------------------------------------------------------

                                             Short Range
                          -----------------------------------------------------
                                                               For the period
                                                              October 15, 1993
                           For the years ended March 31,        (Commencement
                          ----------------------------------  of Operations) to
                           1998     1997     1996     1995     March 31, 1994
-------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net Asset Value,
 Beginning of Period....  $ 10.31  $ 10.03  $  9.50  $  9.60       $ 10.00
                          -------  -------  -------  -------       -------
Income from Investment
 Operations
 Net Investment Income..     0.44     0.48     0.45     0.41          0.13
 Net Realized and
  Unrealized Gain (Loss)
  on Investments,
  Foreign Currency
  Transactions, Forward
  Foreign Currency
  Contracts and Futures
  Contracts.............     1.39     0.34     0.54    (0.13)        (0.47)
                          -------  -------  -------  -------       -------
Total from Investment
 Operations.............     1.83     0.82     0.99     0.28         (0.34)
                          -------  -------  -------  -------       -------
Distributions to
 Shareholders
 Net Investment Income..    (0.46)   (0.54)   (0.46)   (0.37)        (0.06)
 Net Realized Gain from
  Investment
  Transactions..........    (0.86)      --       --    (0.01)           --
                          -------  -------  -------  -------       -------
Total Distributions.....    (1.32)   (0.54)   (0.46)   (0.38)        (0.06)
                          -------  -------  -------  -------       -------
Net Asset Value, End of
 Period.................  $ 10.82  $ 10.31  $ 10.03  $  9.50       $  9.60
                          =======  =======  =======  =======       =======
Total Investment
 Return.................    18.68%    8.32%   10.67%    3.08%        (7.39)%*
Supplemental Data and
 Ratios:
 Net Assets, End of
  Period (000s
  omitted)..............  $49,408  $32,552  $28,899  $21,137       $17,582
 Ratios to Average Net
  Assets:
 Net Investment Income..     4.06%    4.24%    4.64%    4.47%         3.12%*
 Expenses, Including
  Expenses of the Asset
  Management Portfolio
  III...................     1.00%    1.00%    1.00%    1.00%         1.00%*
 Decrease Reflected in
  Above Expense Ratio
  Due to Absorption of
  Expenses by Bankers
  Trust.................     0.58%    0.65%    0.65%    0.82%         1.12%*
                                              Mid Range
                          -----------------------------------------------------
                                                               For the period
                                                              October 14, 1993
                           For the years ended March 31,        (Commencement
                          ----------------------------------  of Operations) to
                           1998     1997     1996     1995     March 31, 1994
-------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net Asset Value,
 Beginning of Period....  $ 10.80  $ 10.48  $  9.61  $  9.45       $ 10.00
                          -------  -------  -------  -------       -------
Income from Investment
 Operations
 Net Investment Income..     0.37     0.42     0.41     0.37          0.11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments,
  Foreign Currency
  Transactions, Forward
  Foreign Currency
  Contracts and Futures
  Contracts.............     2.36     0.72     0.96     0.11         (0.60)
                          -------  -------  -------  -------       -------
Total from Investment
 Operations.............     2.73     1.14     1.37     0.48         (0.49)
                          -------  -------  -------  -------       -------
Distributions to
 Shareholders
 Net Investment Income..    (0.37)   (0.44)   (0.44)   (0.32)        (0.06)
 Net Realized Gain from
  Investment
  Transactions..........    (0.84)   (0.38)   (0.06)      --            --
                          -------  -------  -------  -------       -------
Total Distributions.....    (1.21)   (0.82)   (0.50)   (0.32)        (0.06)
                          -------  -------  -------  -------       -------
Net Asset Value, End of
 Period.................  $ 12.32  $ 10.80  $ 10.48  $  9.61       $  9.45
                          =======  =======  =======  =======       =======
Total Investment
 Return.................    26.33%   11.16%   14.65%    5.24%       (10.48)%*
Supplemental Data and
 Ratios:
 Net Assets, End of
  Period (000s
  omitted)..............  $95,103  $61,867  $51,466  $25,733       $19,170
 Ratios to Average Net
  Assets:
 Net Investment Income..     3.31%    3.48%    4.15%    4.01%         2.77%*
 Expenses, Including
  Expenses of the Asset
  Management Portfolio
  II....................     1.00%    1.00%    1.00%    1.00%         1.00%*
 Decrease Reflected in
  Above Expense Ratio
  Due to Absorption of
  Expenses by Bankers
  Trust.................     0.48%    0.55%    0.58%    0.76%         1.10%*
-------------------------------------------------------------------------------

* Annualized

Further information about each Fund's performance is contained in the Funds' Annual Report, dated March 31, 1998, which can be obtained free of charge.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              Long Range
                          ------------------------------------------------------
                                                                For the period
                                                               November 16, 1993
                           For the years ended March 31,         (Commencement
                          -----------------------------------  of Operations) to
                            1998     1997     1996     1995     March 31, 1994
--------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net Asset Value,
 Beginning of Period....  $  11.96  $ 11.32  $ 10.07  $  9.68       $10.00
                          --------  -------  -------  -------       ------
Income from Investment
 Operations
 Net Investment Income..      0.32     0.35     0.37     0.30         0.02
 Net Realized and
  Unrealized Gain (Loss)
  on Investments,
  Foreign Currency
  Transactions, Forward
  Foreign Currency
  Contracts and Futures
  Contracts.............      3.57     1.18     1.54     0.32        (0.34)
                          --------  -------  -------  -------       ------
Total from Investment
 Operations.............      3.89     1.53     1.91     0.62        (0.32)
                          --------  -------  -------  -------       ------
Distributions to
 Shareholders
 Net Investment Income..     (0.33)   (0.39)   (0.38)   (0.23)          --
 Net Realized Gain from
  Investment
  Transactions..........     (0.95)   (0.50)   (0.28)      --           --
                          --------  -------  -------  -------       ------
Total Distributions.....     (1.28)   (0.89)   (0.66)   (0.23)          --
                          --------  -------  -------  -------       ------
Net Asset Value, End of
 Period.................  $  14.57  $ 11.96  $ 11.32  $ 10.07       $ 9.68
                          ========  =======  =======  =======       ======
Total Investment
 Return.................     33.69%   13.88%   19.41%    6.60%       (8.42)%*
Supplemental Data and
 Ratios:
 Net Assets, End of
  Period (000s
  omitted)..............  $138,801  $78,291  $56,012  $13,366       $5,203
 Ratios to Average Net
  Assets:
 Net Investment Income..      2.57%    2.73%    3.58%    3.41%        2.69%*
 Expenses, Including
  Expenses of the Asset
  Management Portfolio..      1.00%    1.00%    1.00%    1.00%        1.00%*
 Decrease Reflected in
  Above Expense Ratio
  Due to Absorption of
  Expenses by Bankers
  Trust.................      0.45%    0.48%    0.60%    0.91%        6.00%*
--------------------------------------------------------------------------------

* Annualized

Further information about each Fund's performance is contained in the Funds' Annual Report, dated March 31, 1998, which can be obtained free of charge.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------
Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. The Funds' investment objectives are as follows:

 . BT Investment Lifecycle Short Range Fund -- seeks high income over the long term consistent with conservation of capital.

 . BT Investment Lifecycle Mid Range Fund -- seeks long term capital growth, current income, and growth of income, consistent with reasonable investment risk.

 . BT Investment Lifecycle Long Range Fund -- seeks high total return with reduced risk over the long term.

The Funds offer investors a convenient means of diversifying their holdings in various classes of assets while relieving those investors of the administra-tive burdens typically associated with purchasing and holding these instru-ments, such as determining asset class allocations, coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records.

The Trust seeks to achieve the investment objective of each Fund by investing all the Assets of the BT Investment Lifecycle Short Range Fund in the Asset Management Portfolio III, the BT Investment Lifecycle Mid Range Fund in the Asset Management Portfolio II, and the BT Investment Lifecycle Long Range Fund in the Asset Management Portfolio. Each corresponding Portfolio has the same investment objective as the Fund. There can be no assurances that the invest-ment objective of any of the Funds or the Portfolios will be achieved. The investment objective of each of the Funds and the Portfolios is not a funda-mental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders or a Portfolio's investors, respectively. See "Special Information Concerning Master Feeder Fund Structure" herein.

Since the investment characteristics of the Funds will correspond directly to those of the Portfolios, the following is a discussion of the various invest-ments and investment policies of each Portfolio. Additional information about the investment policies of the Portfolios appears in the SAI.

All Portfolios

Investment Allocations. In seeking to achieve each Portfolio's investment objective, the Adviser, allocates the Portfolio's assets among three principal asset classes (as discussed below): stocks, bonds and short-term instruments. The asset classes stated below are based on risk characteristics and may not be identical to the Portfolio's total aggregate holdings of the three types of instruments. For example, a Portfolio may buy or sell a futures contract to increase or decrease the Portfolio's exposure to the stock market. Bankers Trust will normally allocate the assets of each Fund's corresponding Portfolio within the following parameters:

                                                       Short-Term
                                                       Instruments Bonds  Stocks
                                                       ----------- ------ ------
BT Investment Lifecycle Short Range Fund..............    0-65%    35-70%  0-30%
BT Investment Lifecycle Mid Range Fund................    0-50%    30-60% 20-50%
BT Investment Lifecycle Long Range Fund...............    0-25%    25-55% 40-70%

The asset classes of the corresponding Portfolio of each Fund fluctuates around the following neutral position:

                                                       Short-Term
                                                       Instruments Bonds  Stocks
                                                       ----------- ------ ------
BT Investment Lifecycle Short Range Fund..............     30%        55%    15%
BT Investment Lifecycle Mid Range Fund................     20%        45%    35%
BT Investment Lifecycle Long Range Fund...............     10%        35%    55%

As of March 31, 1998, the asset classes of the corresponding Portfolio of each Fund were allocated as follows:

                                                       Short-Term
                                                       Instruments Bonds  Stocks
                                                       ----------- ------ ------
BT Investment Lifecycle Short Range Fund..............     23%        50%    27%
BT Investment Lifecycle Mid Range Fund................      8%        43%    49%
BT Investment Lifecycle Long Range Fund...............      7%        28%    65%

Each Portfolio may make substantial temporary investments in cash and money market instruments for defensive purposes when, in Bankers Trust's judgment, market conditions warrant, or when the Portfolio has less than $10 million in assets.

Bankers Trust regularly reviews each Portfolio's investment allocations, and will gradually vary them over time to favor asset classes that, in Bankers Trust's current

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
judgment, provide the most favorable total return outlook consistent with each Portfolio's investment objective. In making allocation decisions, Bankers
Trust will evaluate projections of risk, market and economic conditions, vola-tility, yields and expected return. Bankers Trust will seek to reduce risk relative to an investment in common stocks by emphasizing the bond and short-term classes when stocks appear overvalued. Bankers Trust's management will include use of database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selec-tion, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securi-ties.

Short-Term Instruments. These securities include the following types of domes-tic and foreign securities and money market instruments with remaining maturi-ties of thirteen months or less, as well as shares of money market mutual funds (see "Investment Company Securities" herein). Bankers Trust will seek to maximize total return within the short-term class by taking advantage of yield differentials between different instruments, issuers and currencies. The short-term class consists of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Stan-dard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including nego-tiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime 1 by Moody's or A 1 by S&P; or, if no such ratings are available, the instru-ment must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or foreign currencies and will have been determined to be of high quality by a nationally recognized statis-tical rating organization ("NRSRO") or, if unrated, by Bankers Trust.

Bonds. These securities include investment grade domestic and foreign fixed income securities with remaining maturities or durations greater than thirteen months. Bankers Trust seeks to maximize total returns within the bond class by adjusting each Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, as well as by exploiting yield differentials between securities. The bond class consists of bonds, notes, adjustable rate preferred stocks, convertible bonds, mortgage related and asset backed securities, domestic and foreign government and government agency securities, zero coupon bonds, Rule 144A securities and other interme-diate and long term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. No more than 5% of each Portfolio's net assets (at the time of investment) may be in lower rated (BB/Ba or lower), high yield bonds. Each Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders. Securities rated BB/Ba by a NRSRO are consid-ered to have speculative characteristics. See the Appendix to the SAI for fur-ther information on these securities.

Stocks. These securities include domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, included in the bond class). Bankers Trust seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that it believes to have superior investment potential. Securities in the stock class may include common stocks, fixed rate preferred stocks (including convertible preferred stocks), war-rants, rights, depositary receipts, securities of closed end investment compa-nies, and other equity securities issued by companies of any size, located anywhere in the world.

Bankers Trust believes that diversification of a Portfolio's investments among the asset classes will, under most market conditions, better enable each Port-folio to reduce risk while seeking high total return consistent with the Port-folio's objectives.

Maturity and Duration. The remaining maturity of a fixed income instrument is the amount of time left before the bond's principal is due. The duration of an instrument or a group of instruments measures the instrument's or group of instruments' value's expected response to changes in interest rates.

Foreign Investments and Currency Management. Each Portfolio focuses on U.S. investment opportunities, but

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
may invest a portion of its assets in foreign securities. Each Portfolio will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. Each Portfolio also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign securities and securities denominated in foreign currencies. Foreign securities of all types will normally constitute less than 50% of each Portfolio's assets.

In connection with each Portfolio's investments denominated in foreign curren-cies, Bankers Trust may choose to utilize a variety of currency management strategies. Bankers Trust seeks to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide to U.S. investors. In doing so, Bankers Trust will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth, and government policies influencing currency exchange rates and business conditions.

To manage exposure to currency fluctuations, each Portfolio may enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Each Portfolio will use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. These currency man-agement strategies allow Bankers Trust to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require the Portfolio to segregate liq-uid assets in a custodial account to cover its obligations. For additional information on foreign investments and currency management, see "Additional Information" herein and the SAI.

Options and Futures Contracts. Each Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates, and as an efficient means of managing allocations between asset classes. Each Portfolio may invest in options and futures based on any type of security or index related to the Portfolio's investments, including options and futures traded on foreign exchanges.

Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Portfolios' investments against price fluctua-tions. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy. See "Additional Information" herein for further information on options on stocks, options and futures con-tracts on stock indices, options on futures contracts, foreign currency exchange transactions, and options on foreign currencies.

Investment Company Securities. Securities of other investment companies may be acquired by each Portfolio to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in secu-rities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfo-lio. In addition, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company. Each Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as man-agement, custodian, and transfer agency fees, and, therefore, any investment by a Portfolio in shares of other investment companies would be subject to such duplicate expenses.

Other Investments and Investment Techniques

Each Portfolio may also utilize the following investments and investment tech-niques and practices: when issued and delayed delivery securities, short sales, indexed securities, securities lending, repurchase agreements, Rule 144A securities, zero coupon debt securities, government securities, mortgage backed securities, collateralized mortgage obligations, asset backed securi-ties and foreign investments. See "Additional Information" herein for further information.

Additional Investment Limitations

As diversified funds, no more than 5% of the assets of each Portfolio may be invested in the securities of one issuer (other than U.S. government securi-ties), except that up to 25% of a Portfolio's assets may be invested without regard to this limitation. Each Portfolio will not

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Portfolio which may not be changed without investor approval. No more than 15% of each Portfo-lio's net assets may be invested in illiquid or not readily marketable securi-ties (including repurchase agreements and time deposits maturing in more than seven calendar days). Additional investment policies of each Portfolio are contained in the SAI.
-------------------------------------------------------------------------------
RISK FACTORS: MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

-------------------------------------------------------------------------------
The Funds are designed to make investing for your future easy. Each Fund is diversified across stocks, bonds, and short-term instruments; each Fund is professionally managed by a team of Bankers Trust experts; and each Fund is specially designed to meet the investment objectives of investors at different points in the wealth accumulation cycle. Thus, investing in the Funds is eas-ier than typical mutual funds, since with the Funds the worry of deciding how much to put in stocks or bonds is left to professionals. All you decide is how long it will be until you need your savings.

 . BT Investment Lifecycle Short Range Fund: This Fund is designed for invest-ors with less than five years until they need their savings. Since the Fund seeks high income over the long term, it may be appropriate for investors who need current income rather than capital growth and who are not willing to ride out market fluctuations.

 . BT Investment Lifecycle Mid Range Fund: This Fund is designed for investors who will not need their savings for at least five years. Since the Fund seeks long term capital growth, current income, and growth of income, it may be appropriate for investors who can tolerate some short-term market value fluctuation, but who also need the added stability of share value that can be derived from investing for income.

 . BT Investment Lifecycle Long Range Fund: This Fund is designed for investors who have more than ten years until they will need their savings. In other words, since the Fund seeks high total return with reduced risk over the long term, the Fund is appropriate for investors who are willing to ride out market fluctuations.

Each Fund is designed for investors seeking to achieve their investment objec-tives through a variety of investments selected at the discretion of the Port-folio's Adviser, yet subject to parameters that generally limit risk and expo-sure to any one asset class. Each Portfolio diversifies its investments among short-term instruments, bonds and stocks as economic conditions change. Each Fund may also be appropriate for investors who wish to moderate risks over time by taking advantage of the asset class with the best relative value. Each Portfolio allocates its investments within the parameters described in "In-vestment Objectives, Policies and Risks" herein. Since each Portfolio's asset allocation involves significant investment in short-term instruments and bonds over time, it is expected that each Portfolio will be less volatile than a fund that invests primarily in common stocks. Each Fund's share price, yield and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

Each Fund's performance may be affected by many different factors depending on the corresponding Portfolio's emphasis. Short-term instruments are generally the most stable securities in which each Portfolio will invest. Their returns depend primarily on current short-term interest rates although currency fluc-tuations can also be significant with respect to short-term foreign securi-ties.

The bond class is affected primarily by interest rates: prices of fixed income securities tend to rise when interest rates fall, and fall when interest rates rise. Interest rate changes will have a greater impact on a Portfolio if it is heavily invested in long term or zero coupon bonds. Fixed income securities may also be affected by changes in credit quality.

The stock class is subject to the risks of stock market investing, including the possibility of sudden or prolonged market declines as well as the risks associated with individual companies. These risks may be intensified for investments in smaller or less well known companies or in foreign securities.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Risks of Investing in Foreign Securities

The investment in foreign securities may involve additional risks. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies rela-tive to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or gov-ernmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trad-ing practices abroad may offer less protection to investors such as a Portfo-lio. The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Foreign securities may be less liquid or more volatile than domestic investments. Bankers Trust considers these factors in making invest-ments for each Portfolio and limits the amount of each Portfolio's assets that may be invested in foreign securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. How-ever, within each Portfolio's limitations, investments in any one country or currency are not restricted.

Derivatives

Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or mar-ket index. Some "derivatives" such as mortgage related and other asset backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. The Portfolio may use futures and options for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The use of derivatives may result in some leverage. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economical means of improving the risk/reward profile of a Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only tra-ditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Portfo-lio. The use of derivatives for non hedging purposes may be considered specu-lative. A description of the derivatives that the Portfolios may use and some of their associated risks is found under "Additional Information" herein.

Each Portfolio's investment in options, futures or forward contracts, and sim-ilar strategies depend on Bankers Trust's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be vola-tile investments, and may not perform as expected. If Bankers Trust applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Portfolio's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract. Each Portfolio could also experi-ence losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its posi-tions because of an illiquid secondary market.

Further descriptions of a number of investments and investment techniques available to the Portfolios, including foreign investments and the use of options and futures and other investment techniques which may be considered "derivatives", and certain risks associated with these investments and tech-niques are included under "Additional Information" herein.

Portfolio Turnover

The frequency of portfolio transactions -- a Portfolio's turnover rate -- will vary from year to year depending on market conditions. For the fiscal years ended March 31, 1998, and 1997, respectively, each Portfolio's portfolio turnover rates were as follows: Asset Management Portfolio III -- 389% and 307%; Asset Management Portfolio II -- 275% and 209%; and Asset Management Portfolio -- 199% and 137%. Because a higher turnover rate increases trans-action costs and may

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
increase taxable capital gains, Bankers Trust carefully weighs the anticipated benefits of short-term investment against these consequences.

Special Information Concerning Master-Feeder Fund Structure

Unlike other open end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all of their Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the respective Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offer-ing price as the Funds due to variations in sales commissions and other oper-ating expenses. Therefore, investors in the Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolios. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolios is available by contacting Bankers Trust at 1-800-730-1313.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolios may be materially affected by the actions of larger funds investing in the Portfolios. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possi-bility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolios could have effective voting control of the opera-tions of the Portfolios. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will, except as permitted by the SEC, hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfo-lio meeting. The percentage of the Trust's votes representing Fund sharehold-ers not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in a Portfolio's investment objectives, policies or restrictions may require the corresponding Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securi-ties (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemp-tion requests, such as borrowing.

A Fund may withdraw its investments from the corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of a Fund in another pooled invest-ment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of the Funds or the Portfolios. See "Investment Objective and Policies" herein and in the SAI for a description of the fundamental policies of the Portfolios that cannot be changed without approval by the holders of "a majority of the out-standing voting securities" (as defined in the 1940 Act) of each Portfolio.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

For descriptions of the investment objective, policies and restrictions of the Portfolios, see "Investment Objectives and Policies" herein and in the SAI.
For descriptions of the management and expenses of the Portfolios, see "Man-agement of the Trust and Portfolios" herein and in the SAI.
-------------------------------------------------------------------------------
NET ASSET VALUE

-------------------------------------------------------------------------------

The net asset value ("NAV") per share of each Fund is calculated on each day on which the New York Stock Exchange Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Fri-day, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respective-ly.

The NAV per share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., New York time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of each Fund is com-puted by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Portfolio's securities and other assets are valued on the basis of market quotations or, if market quotations are not readily available, by a method which that Portfolio's Board of Trust-ees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.
-------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

How to Buy Shares

The Trust accepts purchase orders for shares of each Fund at the NAV per Share (and, if applicable, of the respective class of shares) next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of each Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of each Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Trans-fer Agent"), prior to the Valuation Time on any Valuation Day will be effec-tive at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Serv-ice Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") pur-chase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a par-ticular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a pur-chase or redemption order when an authorized broker or, if applicable, a bro-ker's authorized designee, accepts the order. Customer orders will be priced at the appropriate Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsi-bility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before the Valuation Time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account                  $2,500
For retirement accounts                500
Through automatic investment plans   1,000

To Add to an Account                $  250
For retirement accounts                100
Through automatic investment plan      100

Minimum Balance                     $1,000
For retirement accounts               None

If you are new to BT Investment Funds complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

 . Mail an account application with a check, . Wire money into your account, . Open an account by exchanging from another fund in the BT Family of Funds,
  or
 . Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Invest-ment Professional for more information and a retirement account application.

Additional Information About Buying Shares

         To Open an Account                       To Add to an Account

By Wire  Call the BT Service Center at            Call your Investment Professional or
         1-800-730-1313 to receive                wire additional investment to:
         wire instructions for
         account establishment.                   Routing No.: 021001033
                                                  Attn: Bankers Trust/IFTC Deposit
                                                  DDA No.: 00-226-296
                                                  FBO: (Account name)
                                                  (Account number)
                                                  Credit: Fund Number (see below)
                                                  BT Investment Lifecycle Short Range
                                                  Fund -- 474
                                                  BT Investment Lifecycle Mid Range
                                                  Fund -- 475
                                                  BT Investment Lifecycle Long Range
                                                  Fund -- 476
                                                  Specify the complete name of the Fund of
                                                  your choice, and include your account
                                                  number and your name.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          To Open an Account                       To Add to an Account
By Phone  Contact your Service Agent, Investment   Contact your Service Agent, Investment
          Professional, or call BT's Service       Professional, or call BT's Service
          Center at 1-800-730-1313. If you are an  Center at 1-800-730-1313. If you are an
          existing shareholder, you may exchange   existing shareholder, you may exchange
          from another BT account with the same    from another BT account with the same
          registration, including, name, address,  registration, including, name, address,
          and taxpayer ID number.                  and taxpayer ID number.

By Mail   Complete and sign the account            Make your check payable to the complete
          application. Make your check payable to  name of the Fund of your choice.
          the complete name of the Fund of your    Indicate your Fund account number on
          choice. Mail to the appropriate address  your check and mail to the address
          indicated on the application.            printed on your account statement.

How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemp-tion requests for shares of the Fund received by the Service Agent and trans-mitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may dis-claim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must pro-vide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communi-cated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instruc-tions. Such procedures may include, among others, requiring some form of per-sonal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distri-butions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

 . Your account registration has changed within the last 30 days, . The check is being mailed to a different address than the one on your account (record address),
 . The check is being made payable to someone other than the account owner, . The redemption proceeds are being transferred to a BT account with a differ-
  ent registration, or
 . You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, deal-er, credit union (if authorized under

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information about Selling Shares

By Wire -- You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing -- Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by cor-porate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

 . Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

 . Account statements (monthly)

 . Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in a Fund. Call your Investment Profes-sional or the BT Service Center at 1-800-730-1313 if you need additional cop-ies of financial reports.

Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. Each Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

 . Call your Service Agent for information and a prospectus. Read the prospec-tus for relevant information.

 . Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your exist-ing account(s).

 . Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transac-tion.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Systematic Programs

To move money from your bank account to BT Investment Funds

Minimum  Minimum    Frequency              Setting up or changing
Initial  Subsequent

$1,000      $100    Monthly, bimonthly,    For a new account, complete the appropriate
                    quarterly or semi-     section on the application.
                    annually
                                           For existing accounts, call your Investment
                                           Professional for an application. To change
                                           the amount or frequency of your investment,
                                           contact your Investment Professional directly
                                           or call 1-800-730-1313. Call at least 10
                                           business days prior to your next scheduled
                                           investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum  Frequency                      Setting up or changing

$100     Monthly, quarterly, semi-      To establish, call your Investment
         annually or annually           Professional or call 1-800-730-1313 after
                                        your account is open.

                                        The accounts from which the withdrawals be processed must have a minimum balance of $10,000, other than retirement accounts subject to required minimum distributions.

Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individu-als, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in a Fund under a number of several tax-sav-ings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

 . Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

 . ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Distributions. Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are dis-tributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Federal Taxes. Each Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Pro-vided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Funds' income and short-term capital gains are taxed as dividends, and long term capital gain distributions are taxed as long term capital gains. The Funds' distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distribu-tions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. Each

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"Buying a Dividend." On the ex-date for a distribution from income and/or cap-ital gains, each Fund's share value is reduced by the amount of the distribu-tion. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
-------------------------------------------------------------------------------

The Funds' performance may be used from time to time in advertisements, share-holder reports or other communications to shareholders or prospective share-holders. Performance information may include each Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. Each Fund's investment results as used in such communica-tions will be calculated on a yield or total rate of return basis in the man-ner set forth below. From time to time, fund rankings may be quoted from vari-ous sources such as Lipper Analytical Services, Inc., Value Line and Morning-star, Inc.

The Trust may provide period and average annualized "total return" quotations for the Funds. The "total return" refers to the change in the value of an investment in each Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

The Trust may provide annualized "yield" quotations for the Funds. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30 day or one month period (which period shall be stated in any such adver-tisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one year period and is shown as a percentage of the investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corre-sponding Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Portfolios' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by indepen-dent accountants.

-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIOS

-------------------------------------------------------------------------------

Board of Trustees

The affairs of the Trust and each Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, as the Administrator of the Trust and each Portfo-lio, neither the Trust nor any Portfolio requires employees other than its officers. None of the Trust's or any Portfolio's officers devotes full time to the affairs of the Trust or the respective Portfolio.

The Trustees of each of the Trust and the Portfolios who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolios, as the case may be, have adopted written proce-dures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees. For more information with respect to the Trustees of the Trust and the Portfolios, see "Management of the Trust and Portfolios" in the SAI.

Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing all the Assets of each Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust, as investment adviser.

Bankers Trust Company and Its Affiliates

Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of March 31, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is a dedi-cated to servicing the needs of corporations, governments, financial institu-tions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative man-agement and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with approximately $277 billion in assets under manage-ment globally. Of that total, approximately $1.2 billion are in tactical asset allocation funds. This makes Bankers Trust one of the nation's leading manag-ers of tactical asset allocation funds.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund struc-tures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise, once available to only the largest institutions in the U.S., to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolios.

On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
global banking institution that is engaged in a wide range of financial serv-ices, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Funds' advisory rela-tionship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as invest-ment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Funds will be maintained at their current level.

Bankers Trust, subject to the supervision and direction of the Board of Trust-ees of the respective Portfolio, manages each Portfolio in accordance with that Portfolio's investment objective and stated investment policies, makes investment decisions for each Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of each Portfolio and employs professional investment managers and securities analysts who provide research services to each Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of each Portfolio are placed by Bankers Trust with broker dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for each Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. Each Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from each Portfolio computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder, or distribution related serv-ices to the Funds or their shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfo-lios described in this Prospectus and the SAI without violation of the Glass Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursu-ant to state securities law.

Portfolio Managers

Mr. Philip Green, and Ms. Karen Keller are responsible for the day-to-day man-agement of the Portfolios.

Mr. Green, Managing Director, is a portfolio manager in the quantitative investments group. Mr. Green joined Bankers Trust in 1985 and has over four-teen years of investment experience. During his career, Mr. Green has held a wide variety of portfolio management assignments including equity, currency and balanced portfolios. He received his B.S.E. from the Wharton School of Business and a M.B.A. from New York University. Mr. Green managed the Portfo-lios from January, 1995 to July, 1996, and since March, 1997.

Ms. Keller, Vice President, is a portfolio manager in the quantitative invest-ments group. She also provides on-going research for model development and portfolio strategies. Ms. Keller joined Bankers Trust in 1988 and has over eleven years of investment experience. She has a B.A. in Economics from Tufts University and an M.B.A. in Finance from New York University. Ms. Keller has been involved in the management of the Portfolios since their inception in 1993.

Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of each Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of each Fund.

Under an Administration and Services Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolios and generally assists the Board of Trustees of the Portfolios in all aspects of the adminis-tration and operation of the Portfolios. Each Adminis-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
tration and Services Agreement provides for the respective Portfolio to pay Bankers Trust a fee computed daily and paid monthly at the rate of 0.10% of the average daily net assets of that Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibil-ities to others at Bankers Trust's expense. For more information, see the SAI.

For the fiscal year of each Fund ended March 31, 1998, the Funds and their respective Portfolios, after a partial waiver by Bankers Trust, paid Bankers Trust total administrative and services fees equal to 0.35%, 0.43% and 0.44%, respectively, of the average daily net assets of the BT Investment Lifecycle Short Range Fund, BT Investment Lifecycle Mid Range Fund and BT Investment Lifecycle Long Range Fund.

Distributor

ICC Distributors, Inc. is the principal distributor for shares of the Funds. In addition, ICC provides distribution services for other registered invest-ment companies. The principal business address of ICC and its affiliates is Two Portland Square, Portland, Maine 04101.

Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such share-holder services. The service fees of any other Service Agents, including bro-ker dealers, will be paid by Bankers Trust from its fees. The services pro-vided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated pro-spectuses and other communications to shareholders and, with respect to meet-ings of shareholders, collecting, tabulating and forwarding to the Trust exe-cuted proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retire-ment or trust reporting. Each Service Agent has agreed to transmit to share-holders who are its customers appropriate disclosures of any fees that it may charge them directly.

Custodian and Transfer Agent

Bankers Trust acts as Custodian of the assets of the Trust and each Portfolio and serves as the Transfer Agent for the Trust and each Portfolio under the Trust's Administration and Services Agreement with the Trust and each Portfo-lio.

Organization of the Trust and Funds

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a separate series of the Trust and was established and designated on August 12, 1992. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obli-gations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting that Fund on which shareholders are entitled to vote. Share-holders of a Fund are not entitled to vote on Trust matters that do not affect that Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios, an open end management investment company. BT Investment Portfolios and Asset Management Portfolio are each organized as trusts under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the corresponding Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the corresponding Portfolios. The interest in BT Investment Portfolios are divided into separate series, such as Asset Manage-ment Portfolio II and Asset Management Portfolio III. No series of BT Invest-ment Portfolios has any preference over any other series.

Each series of the Trust will not be involved in any vote involving a Portfo-lio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

As of June 4, 1998, BT Pension Plan c/o Bankers Trust Company, Jersey City, New Jersey owned 26.70% of the BT Investment Lifecycle Mid Range Fund, and 40.60% of the BT Investment Lifecycle Short Range Fund, and therefore, may for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of each Fund's shareholders.

The series of BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

Expenses of the Trust

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Bankers Trust or ICC, including administration and service fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse each Fund to the extent required by applicable state law for certain expenses that are described in the SAI. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally con-sist of all costs not specifically borne by Bankers Trust or ICC, including investment advisory and administration and services fees, fees for necessary professional services, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

When-Issued and Delayed Delivery Securities. Each Portfolio may buy and sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to buy or sell securities at a set price, with payment and delivery taking place at a future date. Purchasing securities in this manner may cause greater fluctuations in the Portfolio's share price.

Short Sales. Each Portfolio may engage in short sales with respect to securi-ties that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

Indexed Securities. Each Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various cur-rencies or to the price

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Lending. Each Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securi-ties to brokers, dealers and other organizations, the Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appro-priate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from secu-rities lending transactions as compensation for this service.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditwor-thiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Rule 144A Securities. Each Portfolio may purchase securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under the SEC's Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of each Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, that Board will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trad-ing in restricted securities were to decline, the liquidity of each Portfolio could be adversely affected.

Zero Coupon Debt Securities. Zero coupon debt securities do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Government Securities. Government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. Treasury bonds, notes and bills and certain agency securities, such as those issued by the Federal Hous-ing Administration, are backed by the full faith and credit of the U.S. gov-ernment and are the highest quality government securities. Each Portfolio may also invest a substantial portion of its portfolio in securities issued by government agencies or instrumentalities (such as executive departments of the U.S. government or independent Federal organizations supervised by Congress), which may have different degrees of government backing but which are not backed by the full faith and credit of the U.S. government. There is no guar-antee that the government will support these types of securities, and there-fore they involve more risk than other government obligations.

Mortgage Backed Securities. Mortgage backed securities are securities repre-senting interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the investor. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. When a mortgage in the underlying pool is prepaid, an unscheduled principal prepayment is passed through to the investor. This principal is returned to the investor at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments. The value of these

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
securities also may change because of changes in the market's perception of the creditworthiness of the Federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations ("CMOs"). CMOs are pay through securities collateralized by mortgages or mortgage backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. CMOs may be issued by governmental or non governmental entities such as banks and other mortgage lenders. Non government securities may offer a higher yield but also may be subject to greater price fluctuation than govern-ment securities.

Asset Backed Securities. Asset backed securities consist of undivided frac-tional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificateholders and are typically supported by some form of credit enhance-ment, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the mar-ket's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset backed securities are ultimately dependent upon pay-ment of consumer loans by individuals, and the certificateholder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trad-ing at a discount, its total return would be increased by prepayments.

Foreign Investments. Each Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the foreign securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by each Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect pay-ment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Stocks. Each Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the pur-chaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to which a Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against deprecia-tion in the market price of the stock. A covered put option sold by a Portfo-lio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by a Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, each Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. A Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to pur-chase

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, each Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.

Each Portfolio intends to treat over the counter options ("OTC options") pur-chased and the assets used to "cover" OTC options written as not readily mar-ketable and therefore subject to the limitations described in "Investment Restrictions" in the SAI.

Options on Stock Indices. Each Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market seg-ment, rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts on Securities Indices. Each Portfolio may enter into con-tracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("futures contracts"). This investment technique may be used to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securi-ties which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocations between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, a futures contracts involves the establishment of a position which will move in a direction opposite to that of the invest-ment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approxi-mately offsets the decline in value of the portion of the Portfolio's invest-ments that are being hedged. Should general market prices move in an unex-pected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Futures contracts do involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under futures contracts written for a Portfolio.

Options on Futures Contracts. Each Portfolio may invest in options on such futures contracts for similar purposes.

Each Portfolio may not purchase or sell a futures contract or option thereon if immediately thereafter its mar-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
gin deposits on its outstanding futures contracts (other than futures con-tracts entered into for bona fide hedging purposes) and premiums paid for options thereon would exceed 5% of the market value of the Portfolio's total assets.

Foreign Currency Exchange Transactions. Because each Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dol-lar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to con-vert foreign currencies to and from the U.S. dollar. Each Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These con-tracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A for-ward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long term investment decisions, each Portfolio will not routinely enter into for-eign currency hedging transactions with respect to security transactions; how-ever, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in each Portfolio's best interest. Although these trans-actions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The pre-cise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such secu-rities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market move-ments is extremely difficult, and the successful execution of a hedging strat-egy is highly uncertain.

Options on Foreign Currencies. Each Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the pur-pose of protecting against declines in the dollar value of portfolio securi-ties and against increases in the dollar cost of securities to be acquired. Each Portfolio may use options on currency to cross hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and each Port-folio could be required to purchase or sell foreign currencies at disadvanta-geous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related trans-action costs. In addition each Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If a Portfo-lio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a clos-ing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transac-tion costs upon the purchase or sale of underlying currency. Each Port-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
folio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve liquidity and credit risks which may not be present in the case of exchange traded currency options. Each Portfolio's ability to terminate OTC options will be more limited than with exchange traded options. It is also possible that broker dealers participating in OTC options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased OTC options and assets used to cover written OTC options as illiquid securi-ties. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

There can be no assurance that the use of these portfolio strategies will be successful.

Asset Coverage. To reduce the leverage created by each of the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities and foreign currency exchange transactions, each Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or con-tracts.

BT INVESTMENT FUNDS
BT Investment Lifecycle Short Range Fund
BT Investment Lifecycle Mid Range Fund
BT Investment Lifecycle Long Range Fund

Investment Adviser of the Portfolios and Administrator
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

                           ------------------------

No person has been authorized to give any information or to make any represen-tations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connec-tion with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                           ------------------------

Cusips #055922827
       #055922835
       #055922843

COMBLIFE300 (4/99)